                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Subsection 240.14a-11(c) or Subsection 240.14a-12

                        ES&L BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                  September 24, 1999





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of ES&L Bancorp, Inc. (the "Corporation"), the holding company of Elmira Savings and Loan, F.A., to be held at the Downtown Elmira Holiday Inn, One Holiday Plaza, Elmira, New York, on Monday, October 25, 1999 at 7:00 p.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.
An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as representatives of Mengel, Metzger, Barr & Co., the Corporation's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ William A. McKenzie

                              William A. McKenzie
                              President

________________________________________________________________
                  ES&L BANCORP, INC.
                 300 WEST WATER STREET
                ELMIRA, NEW YORK  14901
                    (607) 733-5533
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON OCTOBER 25, 1999
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of ES&L Bancorp, Inc.
("Corporation"), the holding company of Elmira Savings & Loan,
F.A., will be held at The Downtown Elmira Holiday Inn, One
Holiday Plaza, Elmira, New York, on Monday, October 25, 1999 at
7:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the
               Corporation;

          2. The ratification of the appointment of Mengel, Metzger, Barr & Co. LLP as independent auditors for the Corporation for the fiscal year ending June 30, 2000;

          3. The amendment of the Corporation's Certificate of Incorporation to provide for the reduction in the number of common and preferred shares authorized to be issued by the Corporation; and

          4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 1, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Shirley L. Gleockner

                          SHIRLEY L. GLEOCKNER
                          SECRETARY
Elmira, New York
September 24, 1999
________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
                  ES&L BANCORP, INC.
                 300 WEST WATER STREET
                ELMIRA, NEW YORK  14901

            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 25, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ES&L Bancorp, Inc. (the "Corporation"), the holding company of Elmira Savings & Loan, F.A. (the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at The Downtown Elmira Holiday Inn, One Holiday Plaza, Elmira, New York, on Monday, October 25, 1999 at 7:00 p.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 24, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Shirley L. Gleockner, Secretary of the Corporation, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     Stockholders of record as of the close of business on September 1, 1999, are entitled to one vote for each share then held. As of September 1, 1999, the Corporation had 830,595 shares of common stock outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of common stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Corporation's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, the following table sets forth, as of September 1, 1999, certain information as to the common stock beneficially owned by all beneficial owners of in excess of 5% of the Corporation's common stock. The table also sets forth the beneficial ownership of certain executive officers of the Corporation and all executive officers and directors of the Corporation as a group. Management knows of no persons, other than those shown below, who owned more than 5% of the Corporation's outstanding shares of common stock at September 1, 1999.

                             AMOUNT AND           PERCENT OF
                             NATURE OF             SHARES OF
NAME AND ADDRESS             BENEFICIAL           COMMON STOCK
OF BENEFICIAL OWNER          OWNERSHIP            OUTSTANDING
-------------------          ----------           ------------
Elmira Savings & Loan, F.A.
Incentive Savings Plan
300 West Water Street
Elmira, New York  14901         72,849 (1)          8.77%

Jack H. Mikkelsen
8 Longmeadow Drive
Elmira, New York  14905         41,845              5.04%

William A. McKenzie, President
Elmira Savings & Loan, F.A.
300 West Water Street
Elmira, New York  14901         35,407 (2)(3)       4.26%

J. Michael Ervin
Senior Vice President and
  Treasurer
Elmira Savings & Loan, F.A.
300 West Water Street
Elmira, New York  14901         38,592 (2)(3)       4.65%

Vincent R. Valicenti
Valicenti Advisory
  Services, Inc.
400 East Water Street
Elmira, New York  14901         58,714 (4)          7.07%

All Executive Officers and
  Directors as a Group
  (16 persons)                 303,910 (3)(5)      36.44%

____________
(1) Consists of shares of common stock held in trust for the benefit of participating employees over which the Elmira Savings & Loan, F.A. Incentive Savings Plan (the "Incentive Savings Plan") may be deemed to have shared voting and dispositive power. Shares held by this plan for the benefit of executive officers are and in previous years have been included in the individual's stock ownership levels reported in this table.
(2) Includes 20,617 and 16,007 shares, respectively, held by the Bank's Incentive Savings Plan over which Messrs. McKenzie and Ervin have shared voting power.
(3) Includes certain shares of common stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the executive officer or director may be deemed to exercise sole or shared voting and investment power.
(4) Vincent R. Valicenti is the sole shareholder of Valicenti Advisory Services, Inc., and therefore may be deemed to share the voting and dispositive power over the reported shares held by Valicenti Advisory Services, Inc. Included are 4,500 shares which are owned individually by Mr. Valicenti, while the remaining shares beneficially owned by Valicenti Advisory Services, Inc. are owned by investment advisory clients of that firm.
(5) Includes currently exercisable options to purchase 3,399 shares, as adjusted, of the Corporation's common stock held by one director under the Corporation's 1990 Stock Option Plan. Includes 56,081 shares, as adjusted, held by the Bank's Incentive Savings Plan held for the benefit of all executive officers as a group for which participants in the plan have shared voting power.

_______________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
_______________________________________________________________

    The Corporation's Board of Directors is currently composed of nine members. Mr. Jack Mikkelsen will retire from the Board immediately following the Meeting. The Board does not plan to appoint a replacement for him at this time. The Corporation's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated Gerald F. Schichtel, Robert E. Butler and William A. McKenzie, all of whom are currently members of the Board, to serve as directors for a three-year period.

    Directors must be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth the names of the Board's nominees for election as directors and of the other directors. Also set forth is certain other information with respect to each person's age, the expiration of his term as a director, and the number and percentage of shares of common stock beneficially owned at September 1, 1999. All directors were appointed as directors of the Corporation in connection with the organization of the Corporation in March 1990. Each director of the Corporation is also a member of the Board of Directors of the Bank.

                                                    SHARES OF
                                                   COMMON STOCK
                                    CURRENT        BENEFICIALLY
                        AGE AT       TERM          OWNED AT THE         PERCENT
     NAME           JUNE 30, 1999  TO EXPIRE    SEPTEMBER 1, 1999(1)  OF CLASS(2)
     ----           -------------  ---------    --------------------  -----------
              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Gerald F. Schichtel    59            1999         13,829                1.66%
Robert E. Butler       67            1999         15,235                1.83%
William A. McKenzie    48            1999         35,407  (2)           4.26%

                    CONTINUING AND OTHER DIRECTORS

John F. Cadwallader    58            2000         20,859                2.51%
Adrian P. Hulsebosch   70            2000         30,595                3.68%
Paul Morss             68            2000         13,830                1.66%
L. Edward Considine    67            2001          6,911                0.83%
Frederick J. Molter    63            2001         30,594  (3)           3.67%
Jack H. Mikkelsen      75            1999         41,845  (4)           5.04%

_________
(1) Includes certain shares of common stock owned by businesses in which the director is an officer or major stockholder or by spouses or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Includes 20,617 shares, as adjusted, held by the Incentive Savings Plan over which Mr. McKenzie has shared voting power.
(3) In the case of Director Molter who owns exercisable options as of September 1, 1999, percent of class is based upon the number of shares of common stock presumed to be outstanding if these options had been exercised. Includes 3,399 shares,
                               3

    as adjusted, which may be purchased pursuant to the exercise of stock options under the Corporation's 1990 Stock Option Plan.
(4) As indicated above, Mr. Mikkelsen will retire from the Board immediately following the Meeting.

    The principal occupation of each director of the Corporation for the last five years is set forth below.

    GERALD F. SCHICHTEL has been a director of the Bank since 1990 and retired in 1998 as President of Hilliard Corp., a manufacturing company located in Elmira. He had been with that company since 1970 and became President in 1983. Mr. Schichtel is a certified manufacturing engineer with the Society of Manufacturing Engineers. Presently, he is privately employed performing manufacturing/engineering consulting services.

    ROBERT E. BUTLER was elected Chairman of the Board of the Bank in 1983 and has been a director since 1965. Mr. Butler has been owner of Deister & Butler, Inc., a jewelry store in Elmira, since 1962 and is the former owner of H. H. Equipment, Inc., a tractor dealership in Elmira.

    WILLIAM A. MCKENZIE has served as President and Chief Executive Officer of the Bank since June 1983. In this capacity, Mr. McKenzie is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Mr. McKenzie is a Board member of Elmira Downtown Development Corporation, America's Community Bankers and Community Bankers Association of New York State. He has also served as Chairman of the following organizations:
Chemung County Chamber of Commerce, Southern Tier Economic Growth and the Chemung County United Way Fund Drive.

    JOHN F. CADWALLADER has been a director of the Bank since 1983 and has served as President and Chief Executive Officer of John F. Cadwallader, Inc. d/b/a The Glass Company, Horseheads, New York since 1977. The company was established as a contract glazier and flat glass distributor. Mr. Cadwallader also owns Windshield Installation Network, Inc. d/b/a WIN in Elmira, New
York.   WIN is in the business of manufacturing and distributing
laminated safety glass products serving the northeast United States. WIN was established in 1985. Mr. Cadwallader also is the President of Autoglass Insurance Company, which was licensed by the State of New York in 1998.

    DR. ADRIAN P. HULSEBOSCH has been a director of the Bank since 1983 and retired in 1988 after practicing orthodontics in Elmira for 30 years. Dr. Hulsebosch is a former president of the Elmira Rotary Club and the Chemung County Dental Society and is a member of the American Association of Orthodontists and New York State Dental Society. He is a director of Tanglewood Nature Center and Museum and Fur Fin & Feather Sportsman Club.

    PAUL MORSS has been a director of the Bank since 1986 and retired in 1993 as Vice President of Swan & Sons Morss Co. Insurance Agency located in Elmira. Mr. Morss had been employed with this company since 1954. Mr. Morss is past president of the Chemung County Historical Society.

    L. EDWARD CONSIDINE has been a director of the Bank since 1971 and is currently employed as a Professional Engineer with Hunt Engineers and Architects in Corning, New York. He retired in 1991 as General Manager of the Elmira Water Board, a position he had held since 1972. Mr. Considine served as President of the Steuben Area Chapter of the N.Y.S. Society of Professional Engineers and as Chairman of the N.Y. Section of the American Water Works Association. Mr. Considine is currently Secretary of the Chemung County Board of Health.

    FREDERICK J. MOLTER has been a director of the Bank since 1974. Mr. Molter has been a consulting engineer for over thirty years. He was the former Branch Manager of the Elmira Office of the Sear Brown Group, an engineering consulting group located in Rochester, New York. Mr. Molter presently is a Senior Consultant at Sear Brown. Mr. Molter serves on the YWCA Advisory Board and is a member of the Elmira Rotary Club.

    JACK H. MIKKELSEN has been a director of the Bank since
1986 and is retired from Zeiser Wilbert Vault, Inc., a precast concrete products manufacturer located in Elmira. He had served as President of that company since 1976. Mr. Mikkelsen will retire from the Board immediately following the Meeting.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors of the Corporation conducts its business through meetings of the Board and through its committees. During the fiscal year ended June 30, 1999, the Corporation's Board of Directors held 7 meetings, and the Bank's Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of either the Corporation or the Bank during this period.

    The Corporation's full Board of Directors serves as the audit committee. The Board meets annually in its capacity as audit committee with the Corporation's independent auditors to review the Corporation's accounting practices and financial reporting. The Board met once in its capacity as audit committee during fiscal year 1999.

    The Corporation's full Board of Directors serves as the nominating committee. While the Board will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Certificate of Incorporation and Bylaws, established any procedures for this purpose. The nominating committee met once during fiscal year 1999.

    The Board of Directors of the Corporation has established a compensation/personnel committee. This committee met twice during the 1999 fiscal year.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation for the last three fiscal years awarded to the Chief Executive Officer and the only other executive officer who received combined salary and bonus in excess of $100,000 during fiscal year 1999.


                                     ANNUAL COMPENSATION
NAME AND                 FISCAL      -------------------     ALL OTHER
PRINCIPAL POSITION        YEAR       SALARY        BONUS   COMPENSATION(1)
------------------       ------      ------        -----   ---------------
William A. McKenzie        1999      $ 153,750     $138,513     $10,163
  President                1998        138,750      116,624      10,203
                           1997        124,667       94,070       9,364

J. Michael Ervin           1999      $  92,125     $ 66,048     $ 9,490
  Senior Vice President    1998         87,333       57,450       8,687
  and Treasurer            1997         79,666       49,005       7,720

____________
(1) All other compensation consists of contributions under the Bank's 401(k) plan on behalf of Mr. McKenzie and Mr. Ervin.

                             5

EMPLOYMENT AGREEMENTS

    In connection with its conversion from mutual to stock form, the Bank entered into employment agreements with William
A. McKenzie, President and Chief Executive Officer and J. Michael Ervin, Senior Vice President and Treasurer. The agreements provide for terms of two years, with current annual base salaries of $155,000 and $92,500, respectively. On each anniversary date from the date of commencement of the agreements the terms of employment are automatically extended for an additional one-year period beyond the then effective expiration date unless written notice of termination is received by the Bank or the employee prior to such anniversary date; provided, however, that each such automatic extension must be preceded by a formal performance evaluation of the employee by the Bank's Board of Directors.

    The agreements provide for a salary review by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will be terminated upon death, and are terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates or demotes the employee without just cause, Mr. McKenzie will be entitled to a continuation of his salary and benefits for one year from the date of termination and Mr. Ervin will be entitled to a continuation of salary and benefits for six months from the date of termination. The aggregate payments that would be made to Messrs. McKenzie and Ervin assuming the termination of their employment under the foregoing circumstances at June 30, 1999, would be $155,000 and $ 46,250, respectively. Mr. McKenzie and Mr. Ervin are able to voluntarily terminate their agreements by providing 60 days' written notice to the Board of Directors, in which case they are entitled to receive only their compensation, vested rights and benefits up to the date of termination.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    Directors of the Corporation do not receive separate Board fees. During the fiscal year ended June 30, 1999, members of the Board of the Bank who are not employees received fees of $15,500 per year, payable semi-annually. Beginning July 1, 1999, these fees increased to $16,500 per year. In the event that a director attends fewer than 10 meetings, 10% of his annual fees are withheld for each meeting less than the required 10 meetings, unless the Board acts to officially excuse the director from these meeting requirements. Directors who are required to attend Board meetings for the Bank's subsidiary, Brilie Corporation, are compensated $100 per quarter.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    In the opinion of management, all loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms as those prevailing at the time for nonaffiliated persons and do not involve more than the normal risk of collectibility.

________________________________________________________________
   PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
________________________________________________________________

    Mengel, Metzger, Barr & Co. LLP were the Corporation's independent certified public accountants for the fiscal year ended June 30, 1999. The Board of Directors presently intends to renew the Corporation's arrangement with Mengel, Metzger, Barr & Co. LLP to be its independent certified public accountants for the 2000 fiscal year, subject to ratification by the Corporation's stockholders. A representative of Mengel, Metzger, Barr & Co. LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

    The appointment of the auditors must be ratified by a majority of the votes cast by the stockholders of the Corporation at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against Proposal III. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

________________________________________________________________
  PROPOSAL III -- AMENDMENT TO THE CERTIFICATE OF INCORPORATION
    TO PROVIDE FOR A REDUCTION IN THE NUMBER OF AUTHORIZED
                   COMMON AND PREFERRED SHARES
________________________________________________________________

GENERAL

    Stockholders are also being asked to consider and vote upon a proposal to amend the Corporation's Certificate of Incorporation to provide for a reduction in the number of authorized shares of the Corporation's common stock from 3,000,000 to 1,667,988 and in the number of shares of the Corporation's serial preferred stock, $.01 par value, from 500,000 to 280,000. The reduction in authorized shares will be effected by an amendment to Article VII of the Corporation's Certificate of Incorporation, the first sentence of which will be revised to read as follows:

    "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 1,947,988 of which 1,667,988 are to be shares of common stock, $.01 par value per share, and of which 280,000 are to be shares of serial preferred stock, $.01 par value per share."

    The amendment to the Certificate of Incorporation and the reduction in authorized shares will become effective upon the filing of a certificate of amendment with the Secretary of State of Delaware.

REASONS FOR THE PROPOSAL TO REDUCE AUTHORIZED SHARES

    Reducing the number of authorized shares will reduce the franchise tax to be paid in the future by the Corporation to the State of Delaware, where the Corporation is incorporated. Management estimates that if the proposed reduction is approved by the shareholders and the amendment to the Certificate of Incorporation is effective, the Corporation's annual franchise tax will be reduced from approximately $17,600 to approximately $9,780.

    The Board of Directors of the Corporation believes that 1,667,988 shares of common stock and 280,000 shares of serial preferred stock will be sufficient to satisfy the Corporation's current and projected needs for the issuance of shares of stock. The proposed reduction in the number of authorized shares was reached by doubling the number of shares of common stock currently outstanding (833,994, including shares underlying exercisable stock options) and then reducing the number of authorized preferred shares by roughly the same proportion as the common stock. The number of authorized shares will still fulfill the share reservation requirements under the Corporation's Shareholder Rights Agreement and will continue to permit the exercise in full of all outstanding stock options.
If more shares are needed in the future, the Board will seek shareholder approval to amend the Certificate of Incorporation to increase the number of shares authorized.

VOTE NEEDED FOR APPROVAL

    The proposed reduction in authorized shares and the related amendment to the Corporation's Certificate of Incorporation must be approved by the holders of at least a majority of the outstanding shares of the Corporation's common stock.

    THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSED
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE
NUMBER OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK.

________________________________________________________________
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Corporation's officers, directors and persons who own more than ten percent of the Corporation's outstanding common stock are required to file reports detailing their ownership and changes of ownership in such common stock and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during the fiscal year ended June 30, 1999, all of its officers and directors have complied with these reporting requirements. There were no stockholders owning in excess of ten percent of the Corporation's common stock.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by those named in the proxies as directed by the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Corporation's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on September 1, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 300 West Water Street, Elmira, New York 14901, no later than May 26, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Corporation at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Shirley L. Gleockner

                             SHIRLEY L. GLEOCKNER
                             SECRETARY
Elmira, New York
September 24, 1999

________________________________________________________________
                       FORM 10-K
________________________________________________________________


    A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ES&L BANCORP, INC., 300 WEST WATER STREET, ELMIRA, NEW YORK 14901.
________________________________________________________________

________________________________________________________________
                    REVOCABLE PROXY
                    ES&L BANCORP, INC.
                    ELMIRA, NEW YORK

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   October 25, 1999
________________________________________________________________

    The undersigned hereby appoints L. Edward Considine, Jack
H. Mikkelsen and Frederick J. Molter, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of ES&L Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Downtown Elmira Holiday Inn, One Holiday Plaza, Elmira, New York, at 7:00 p.m., and at any and all adjournments thereof, as follows:


                                                       VOTE
                                          FOR        WITHHELD
                                          ---        --------
1.  The election as directors of all
    nominees listed below (except as
    marked to the contrary below).        [  ]          [  ]

    Gerald F. Schichtel
    Robert E. Butler
    William A. McKenzie

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
    NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
    BELOW.

     _________________________________________

                                                 FOR      AGAINST   ABSTAIN
                                                 ---      -------   -------
2.    The ratification of the appointment
      of Mengel, Metzger, Barr & Co. LLP
      as auditors for the fiscal year ending
      June 30, 2000.                             [  ]      [  ]      [  ]

3.    The amendment of the Corporation's
      Certificate of Incorporation to provide
      for a reduction in the number of common
      and preferred shares authorized to be
      issued by the Corporation.                 [  ]      [  ]      [  ]

       The Board of Directors recommends a vote "FOR" each of the listed propositions.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1999 ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated September 24, 1999 and an Annual Report to Stockholders.

Dated: ______________________, 1999


___________________________      ______________________________
PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER


___________________________      ______________________________
SIGNATURE OF STOCKHOLDER         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

[  ] Please check here if you intend to attend the Meeting.

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________